EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Esterline Technologies Corporation (the “Company”) on Form 10-Q for the period ended May 2, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Curtis C. Reusser, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 5, 2014	By:	/s/ Curtis C. Reusser
Curtis C. Reusser
Chairman, President and Chief Executive Officer